UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________________
FORM 8-K
________________________________________

 CURRENT REPORT
PURSUANT TO SECTIONS 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) February 27, 2023

_______________________________________
 Entegris, Inc.
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware	001-32598	41-1941551
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

129 Concord Road,	Billerica,	MA	01821
(Address of principal executive offices)			(Zip Code)
(978) 436-6500
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
___________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ENTG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective February 27, 2023, the Board of Directors (the "Board") of Entegris, Inc. ("Entegris") appointed James Anderson as a director of Entegris. There is no arrangement or understanding between Mr. Anderson and any other persons or entities pursuant to which Mr. Anderson was appointed as a director. The Board has determined that Mr. Anderson qualifies as an independent director under the independence requirements set forth under Rule 5605(a)(2) of the Nasdaq Listing Rules.

Upon his appointment to the Board, Mr. Anderson became entitled to a prorated portion of the standard non-employee directors' compensation for the period ending on May 31, 2023. As part of this standard non-employee director compensation, on February 27, 2023, Mr. Anderson received a prorated award of 385 restricted stock units with restrictions lapsing on the earlier of the date of the 2023 Annual Meeting of Stockholders or the first anniversary of the award date. Mr. Anderson will also receive a prorated portion of the $90,000 annual retainer payable to non-employee directors, paid quarterly in advance. Non-employee directors are reimbursed for their out-of-pocket expenses incurred in connection with services as a director.

In addition, Entegris has entered into an indemnity agreement with Mr. Anderson in connection with his services as a member of the Board. The form of indemnity agreement is filed as Exhibit 10.30 to Entegris' Annual Report on Form 10-K for the fiscal year ended August 27, 2005, filed with the U.S. Securities and Exchange Commission on November 23, 2005.

There are no transactions between Entegris and Mr. Anderson that would be required to be reported under Item 404(a) of Regulation S-K. In addition, the Board anticipates naming Mr. Anderson to serve on one or more committees of the Board, but at the time of this Current Report on Form 8-K, the Board has not determined the committees to which he will be named. Entegris will file an amendment to this Current Report on Form 8-K naming those committees once they are determined.

A copy of the news release announcing the appointment of Mr. Anderson to the Board is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein.

Item 9.01.    Financial Statements and Exhibits.
        (d) Exhibits

EXHIBIT INDEX
Exhibit No.	Description
99.1	Press Release, February 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENTEGRIS, INC.

Dated: February 27, 2023	By:	/s/ Joseph Colella
	Name:	Joseph Colella
	Title:	Senior Vice President, General Counsel and Secretary